 Monaker Group, Inc. 8-K

Exhibit 99.1

Monaker Group Enters into Agreement to Acquire Majority Stake in Digital Bank with Plans to Expand Longroot’s Initial Coin Offering Portal with Fintech Solutions

SUNRISE, FL – April 7, 2021 – Monaker Group, Inc. (NASDAQ: MKGI)(“Monaker” or the “Company”), a technology solutions company, today announced it has signed an agreement to purchase approximately 57.6% of the common voting shares of International Financial Enterprise Bank, Inc. (“IFEB”), a Puerto Rico corporation licensed as an Act 273-2012 international financial entity, headquartered in San Juan, Puerto Rico. The closing of the purchase is subject to approval, review and acceptance of Monaker, by the Commissioner of Financial Institutions of Puerto Rico (“OCIF”) – the regulator for IFEB. Monaker paid US$6,400,000 in cash for the acquisition of the majority stake in IFEB.

IFEB’s current bank services include Concierge Banking, Mobile Banking, Deposit and Loan products and Escrow. The core banking system which IFEB uses, Jack Henry “Silverlake,” currently services approximately one-third of all U.S. banks and is considered to be one of the top electronic banking solutions in the world. IFEB’s online and mobile banking services give customers the convenience and ease to access their accounts anytime, anywhere in the world. This approach combines the safety and soundness of a traditional bank, with the technology, client-focus and relevancy of a modern financial services company. The IFEB team has designed and built its platform with advanced technology that seamlessly integrates supporting core infrastructure and digital interfaces. Additionally, IFEB has partnered with industry leaders in banking software to deliver a premium experience with outstanding service and security. IFEB Mobile is available for download in the Apple App Store and Google Play.

As previously announced, Monaker has acquired an indirect controlling stake in the entity which owns the Longroot initial coin offering (ICO) portal in Thailand. Longroot provides certain financial services and digital asset capabilities by creating cryptocurrencies regulated by the Securities and Exchange Commission of Thailand.

Commenting on Monaker’s entry into the agreement to purchase control of IFEB, Monaker Group Vice-Chairman and CEO Bill Kerby said, “The acquisition of IFEB will be a significant step for Monaker, as we undertake plans to expand Longroot’s capabilities from its current one-dimensional Initial Coin Offering portal to potentially include access to cryptocurrency exchanges, Digital Wallet applications, payment and banking capabilities - thus creating a more diversified Fintech Solutions company. Additionally, we believe that IFEB will support our existing businesses by providing access to merchant services solutions for our gaming, in-game advertising and travel verticals. Monaker’s acquisition of a majority stake in IFEB will be a key step to achieve this expansion.”

International Financial Enterprise Bank, Inc. has a unique bank charter as a supervised, regulated financial institution licensed under Act 273-2021 by the OCIF, with the authority to accept deposits, make loans and provide merchant services, among other activities. IFEB is required to comply with the U.S. Patriot Act, which includes the provisions associated with The Bank Secrecy Act (BSA), and Anti-Money Laundering (AML) and Know Your Customer (KYC) requirements. While not FDIC insured, IFEB is required to comply with the majority of US banking, regulatory and compliance related requirements. IFEB’s charter permits it to conduct business anywhere in the world, subject to local regulations, including all 50 states in the US.

The Company’s acquisition of control of IFEB is subject to review of Monaker’s financial viability, as well as other matters, by the OCIF, and as such, the Company’s acquisition of the Shares has not been completed to date. Monaker will have to file a formal change of control application which is subject to approval by OCIF, and may ultimately not be approved. The Company anticipates receiving confirmation of OCIF’s approval or non-approval of the Company’s acquisition of the Shares by approximately June 2021. No assurances can be made that Monaker’s acquisition of control of IFEB will be approved by the OCIF, or that such proposed acquisition will be consummated on the terms or timeframe currently contemplated, or at all.

Financial terms and additional information regarding the IFEB transaction are available in Monaker’s Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission on April 7, 2021, and available at www.sec.gov.

About IFEB

IFEB is a supervised, regulated financial institution licensed under Act 273-2012 by the Office of the Commissioner of Financial Institutions of Puerto Rico (“OCIF”). While IFEB is not FDIC insured, its regulators apply FDIC review standards and IFEB is required to comply with all US banking regulations, including the Bank Secrecy Act (KYC/AML) and all regulatory and compliance related requirements. IFEB caters to high-net-worth individuals, successful entrepreneurs and businesses who desire concierge services expected from a first-class private bank. Proud to serve a diverse client base from the U.S. mainland to foreign nationals and companies based overseas, IFEB provides flexibility when managing customer finances.

About Monaker Group

Monaker Group, Inc., is an innovative technology-driven company with plans to build a next-generation company through acquisition and organic growth, leveraging the strengths and channels of our existing technologies with those that we acquire, creating synergy and opportunity in the leisure space. Monaker Group is a party to a definitive agreement (subject to closing conditions, including shareholder approval for the transaction) to acquire HotPlay Enterprise Limited, an innovative in-game advertising and AdTech company. Following the completion of the proposed HotPlay acquisition, Monaker Group plans to transform into NextPlay Technologies, an innovative global technology company focused on consumer engaging products in the video gaming and travel verticals with innovative Ad Tech, Artificial Intelligence and Blockchain solutions. For more information about Monaker Group, visit www.monakergroup.com and follow on Twitter and Linkedin @MonakerGroup.

Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of, and within the safe harbor provided by the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements give our current expectations, opinions, belief or forecasts of future events and performance. A statement identified by the use of forward-looking words including “will,” “may,” “expects,” “projects,” “anticipates,” “plans,” “believes,” “estimate,” “should,” and certain of the other foregoing statements may be deemed forward-looking statements. Although Monaker believes that the expectations reflected in such forward-looking statements are reasonable, these statements involve risks and uncertainties that may cause actual future activities and results to be materially different from those suggested or described in this news release. Factors that may cause such a difference include risks and uncertainties related to our need for additional capital which may not be available on commercially acceptable terms, if at all, which raises questions about our ability to continue as a going concern; the fact that the COVID-19 pandemic has had, and is expected to continue to have, a significant material adverse impact on the travel industry and our business, operating results and liquidity; amounts owed to us by third parties which may not be paid timely, if at all; certain amounts we owe under outstanding indebtedness which are secured by substantially all of our assets; the closing of the transaction disclosed above, and the ultimate terms thereof, as well as our ability to obtain the return of funds paid in connection therewith, in the event such transaction, for any reason, cannot be completed; the fact that we have significant indebtedness, which could adversely affect our business and financial condition; our revenues and results of operations being subject to the ability of our distributors and partners to integrate our alternative lodging rental (ALR) properties with their websites, and the timing of such integrations; uncertainty and illiquidity in credit and capital markets which may impair our ability to obtain credit and financing on acceptable terms and may adversely affect the financial strength of our business partners; the officers and directors of the Company have the ability to exercise significant influence over the Company; stockholders may be diluted significantly through our efforts to obtain financing, satisfy obligations and complete acquisitions through the issuance of additional shares of our common or preferred stock; if we are unable to adapt to changes in technology, our business could be harmed; our business depends substantially on property owners and managers renewing their listings; if we do not adequately protect our intellectual property, our ability to compete could be impaired; our long-term success depends, in part, on our ability to expand our property owner, manager and traveler bases outside of the United States and, as a result, our business is susceptible to risks associated with international operations; unfavorable changes in, or interpretations of, government regulations or taxation of the evolving ALR, Internet and e-commerce industries which could harm our operating results; risks associated with the operations of, the business of, and the regulation of, Longroot; the market in which we participate being highly competitive, and because of that we may be unable to compete successfully with our current or future competitors; our potential inability to adapt to changes in technology, which could harm our business; the volatility of our stock price; risks associated with our pending share exchange agreement with HotPlay Enterprise Limited, including our ability to close such transaction and dilution caused by such closing, as well as dilution caused by the conversion of our outstanding Series B Preferred Stock and Series C Preferred Stock; the fact that we may be subject to liability for the activities of our property owners and managers, which could harm our reputation and increase our operating costs; and that we have incurred significant losses to date and require additional capital which may not be available on commercially acceptable terms, if at all. More information about the risks and uncertainties faced by Monaker are detailed from time to time in Monaker’s periodic reports filed with the SEC, including its most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, under the headings “Risk Factors”. These reports are available at www.sec.gov. Other unknown or unpredictable factors also could have material adverse effects on the Company’s future results and/or could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements. Investors are cautioned that any forward-looking statements are not guarantees of future performance and actual results or developments may differ materially from those projected. The forward-looking statements in this press release are made only as of the date hereof. The Company takes no obligation to update or correct its own forward-looking statements, except as required by law, or those prepared by third parties that are not paid for by the Company. If we update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements.

Source: Monaker Group

Company Contact:

Monaker Group

Richard Marshall

Director of Corporate Development

Tel (954) 888-9779

Email: rmarshall@monakergroup.com

International Financial Enterprise Bank, Inc.

G. Mark Loreto, Esq.

Counsel

Tel: (609) 503-7871

Email: mloreto@ifeb.bank